EXHIBIT 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 25, 2020 (the “First Amendment Effective Date”), is entered into by ORBCOMM INC., a Delaware corporation  (the “Borrower”), the other Loan Parties party hereto, the Lenders (as defined below) party hereto, and JPMORGAN CHASE BANK, N.A., as the administrative agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower, the other Loan Parties party thereto, the banks and other financial institutions and lenders from time to time party thereto (collectively, the “Lenders”), and the Administrative Agent have executed and delivered that certain Credit Agreement dated as of December 18, 2017 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that  the Administrative Agent and the Lenders make certain amendments to the Existing Credit Agreement, and the Administrative Agent and the Lenders have agreed to such amendments, subject to the terms and conditions hereof.

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the Borrower, the Administrative Agent, and the Lenders hereby covenant and agree as follows:

SECTION 1.  Definitions.  Unless otherwise specifically defined herein, each term used herein (and in the recitals above) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof,” “hereunder,” “herein,” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in each of the Loan Documents shall from and after the date hereof refer to such applicable Loan Document, as amended hereby.

SECTION 2.  Amendments to Credit Agreement.  Subject to the terms and conditions of this Amendment, from and after the First Amendment Effective Date, the Existing Credit Agreement shall be amended as follows:

(a)  Section 1.01 of the Credit Agreement is hereby amended by amending and restating each of the following definitions in its entirety as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1%, and (c) the Adjusted LIBO Rate for a one-month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the purpose of this definition, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day, subject to the interest rate floors set forth

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therein.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 2.14 hereof (for the avoidance of doubt, only until any amendment has become effective pursuant to Section 2.14(c)), then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 2.00%, such rate shall be deemed to be 2.00% for purposes of this Agreement.

“Applicable Rate” means, for any day and for any Loan, 3.50% in the case of any Eurodollar Loan and 2.50% in the case of any ABR Loan:

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as  shall be set forth on the Federal Reserve Bank of New York’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on the Federal Reserve Bank of New York’s Website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“Interpolated Rate” means, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between:  (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, as of approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, provided that, if any Interpolated Rate shall be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.

“LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for dollars) for a period equal in length to such Interest Period as displayed on such day and time on pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion); provided that, if the LIBO Screen Rate shall be less than 1.00%, such rate shall be deemed to be 1.00% for the purposes of this Agreement.

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“Loan Documents” means this Agreement, the Security Documents, the Fee Letter, and any amendments to any of the foregoing.

(b)  Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in their entirety in the appropriate alphabetical order, as follows:

“Benchmark Replacement” means the sum of: (a) the alternate benchmark rate (which may be a SOFR-Based Rate) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to the LIBO Rate for U.S. dollar-denominated syndicated credit facilities and (b) the Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined would be less than 1.00%, the Benchmark Replacement will be deemed to be 1.00% for the purposes of this Agreement; provided further that any such Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion.

“Benchmark Replacement Adjustment” means the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the LIBO Rate with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities at such time (for the avoidance of doubt, such Benchmark Replacement Adjustment shall not be in the form of a reduction to the Applicable Rate).

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

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“Benchmark Replacement Date” means the earlier to occur of the following events with respect to the LIBO Rate:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the LIBO Screen Rate permanently or indefinitely ceases to provide the LIBO Screen Rate; or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the LIBO Rate:

(1) a public statement or publication of information by or on behalf of the administrator of the LIBO Screen Rate announcing that such administrator has ceased or will cease to provide the LIBO Screen Rate, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Screen Rate;

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Screen Rate, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for the LIBO Screen Rate, a resolution authority with jurisdiction over the administrator for the LIBO Screen Rate or a court or an entity with similar insolvency or resolution authority over the administrator for the LIBO Screen Rate, in each case which states that the administrator of the LIBO Screen Rate has ceased or will cease to provide the LIBO Screen Rate permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the LIBO Screen Rate; and/or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the LIBO Screen Rate announcing that the LIBO Screen Rate is no longer representative.

“Benchmark Transition Start Date” means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Borrower, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.

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“Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to the LIBO Rate and solely to the extent that the LIBO Rate has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder in accordance with Section 2.14 and (y) ending at the time that a Benchmark Replacement has replaced the LIBO Rate for all purposes hereunder pursuant to Section 2.14.

“Compounded SOFR” means the compounded average of SOFRs for the applicable Corresponding Tenor, with the rate, or methodology for this rate, and conventions for this rate (which may include compounding in arrears with a lookback and/or suspension period as a mechanism to determine the interest amount payable prior to the end of each Interest Period) being established by the Administrative Agent in accordance with:

(1)	the rate, or methodology for this rate, and conventions for this rate selected or recommended by the Relevant Governmental Body for determining compounded SOFR; provided that:

(2)

if, and to the extent that, the Administrative Agent determines that Compounded SOFR cannot be determined in accordance with clause (1) above, then the rate, or methodology for this rate, and conventions for this rate that the Administrative Agent determines in its reasonable discretion are substantially consistent with any evolving or then-prevailing market convention for determining compounded SOFR for U.S. dollar-denominated syndicated credit facilities at such time;

provided, further, that if the Administrative Agent decides that any such rate, methodology or convention determined in accordance with clause (1) or clause (2) is not administratively feasible for the Administrative Agent, then Compounded SOFR will be deemed unable to be determined for purposes of the definition of “Benchmark Replacement.”

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the applicable Interest Period with respect to the LIBO Rate.

“Early Opt-in Election” means the occurrence of:

(1)

(i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Borrower) that the Required Lenders have determined that U.S. dollar-denominated syndicated credit facilities being executed at such time, or that include language similar to that contained in Section 2.14 are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace the LIBO Rate, and

(2)

(i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Borrower and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.

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“Federal Reserve Bank of New York’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Relevant Governmental Body” means the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the NYFRB, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“SOFR-Based Rate” means SOFR, Compounded SOFR or Term SOFR.

“Term SOFR” means the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than 1.00%, the Unadjusted Benchmark Replacement will be deemed to be 1.00% for the purposes of this Agreement.

(c)  Section 1 of the Credit Agreement is hereby amended by adding the following Section 1.06 immediately following Section 1.05 thereof:

SECTION 1.06.  Interest Rates; LIBOR Notification.  The interest rate on Eurodollar Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate.  The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market.  In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans.  In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate.  Upon the occurrence of a Benchmark Transition Event or an Early Opt-In Election, Section 2.14(c) provides a mechanism for determining an alternative rate of interest.  The Administrative Agent will promptly notify the Borrower, pursuant to Section 2.14(e), of any change to the reference rate upon which the interest rate on Eurodollar Loans is based.  However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof (including, without limitation, (i) any such alternative, successor or replacement rate implemented pursuant to Section 2.14(c), whether upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, and (ii) the implementation of any Benchmark Replacement Conforming Changes pursuant to Section

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2.14(d)), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.

(d)  Section 2.14 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

SECTION 2.14.Alternate Rate of Interest.

(a)If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i)the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining (including, without limitation, by means of an Interpolated Rate) the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; provided that no Benchmark Transition Event shall have occurred at such time; or

(ii)the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for the applicable Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders through Electronic System as provided in Section 9.01 as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and any such Eurodollar Borrowing shall be repaid or converted into an ABR Borrowing on the last day of the ten current Interest Period applicable thereto, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

(b)If any Lender determines that any Requirement of Law has made it unlawful, or if any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make, maintain, fund or continue any Eurodollar Borrowing, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligations of such Lender to make, maintain, fund or continue Eurodollar Loans or to convert ABR Borrowings to Eurodollar Borrowings will be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist.  Upon receipt of such notice, the Borrower will upon demand from such Lender (with a copy to the Administrative Agent), either convert all Eurodollar Borrowings of such Lender to ABR Borrowings, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Borrowings to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans.  Upon any such prepayment or conversion, the Borrower will also pay accrued interest on the amount so prepaid or converted

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(c)Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Borrower may amend this Agreement to replace the LIBO Rate with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Borrower, so long as the Administrative Agent has not received, by such time, written notice of objection to such proposed amendment from Lenders comprising the Required Lenders; provided that, with respect to any proposed amendment containing any SOFR-Based Rate, the Lenders shall be entitled to object only to the Benchmark Replacement Adjustment contained therein.  Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of LIBO Rate with a Benchmark Replacement will occur prior to the applicable Benchmark Transition Start Date.

(d)In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(e)The Administrative Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period.  Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section 2.14, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 2.14.

(f)Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and any such Eurodollar Borrowing shall be repaid or converted into an ABR Borrowing on the last day of the then current Interest Period applicable thereto, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing; provided that, if such alternate rate of interest shall be less than 1.00%, such rate shall be deemed to be 1.00% for the purposes of this Agreement.

(e)  Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

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SECTION 6.12.Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio to be less than the applicable minimum Interest Coverage Ratio set forth below on the last day of each applicable Fiscal Quarter:

Fiscal Quarter	Minimum Interest Coverage Ratio
December 31, 2017, through and including March 31, 2019	2.00 to 1.00
June 30, 2019, through and including September 30, 2019	2.25 to 1.00
December 31, 2019, through and including March 31, 2020	2.50 to 1.00
June 30, 2020	2.25 to 1.00
September 30, 2020	2.00 to 1.00
December 31, 2020, through and including March 31, 2021	1.75 to 1.00
June 30, 2021	2.00 to 1.00
September 30, 2021	2.25 to 1.00
December 31, 2021, through and including March 31, 2022	2.50 to 1.00
June 30, 2022, and thereafter	2.75 to 1.00

(f)  Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety, as follows:

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SECTION 6.13.Consolidated Net Leverage Ratio.  The Borrower will not permit the Consolidated Net Leverage Ratio to exceed the applicable maximum Consolidated Net Leverage Ratio set forth below on the last day of each applicable Fiscal Quarter:

Fiscal Quarter	Maximum Net Leverage Ratio
December 31, 2017, through and including June 30, 2018	5.25 to 1.00
September 30, 2018, through and including December 31, 2018	5.00 to 1.00
March 31, 2019, through and including June 30, 2019	4.75 to 1.00
September 30, 2019	4.50 to 1.00
December 31, 2019	4.25 to 1.00
March 31, 2020	4.00 to 1.00
June 30, 2020	4.50 to 1.00
September 30, 2020	5.00 to 1.00
December 31, 2020, through and including March 31, 2021	5.50 to 1.00
June 30, 2021	5.00 to 1.00
September 30, 2021	4.50 to 1.00
December 31, 2021, through and including March 31, 2022	4.25 to 1.00
June 30, 2022, and thereafter	4.00 to 1.00

(g)  Section 9.02(b) is hereby amended by replacing the word “Neither” beginning such section with the following:

(b)Subject to Section 2.14(c) and (d), neither

SECTION 3.  Conditions Precedent.  This Amendment shall become effective upon the satisfaction of the following conditions precedent:

(a)  receipt by the Administrative Agent of signatures to this Amendment each party hereto;

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(b)  receipt by the Administrative Agent of a certificate, signed by a Financial Officer of the Borrower, dated as of the First Amendment Effective Date, stating that the representations and warranties of the Borrower under the Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the First Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects);

(c)  receipt by the Administrative Agent, for the benefit of the Lenders, of an amendment fee (the “Amendment Fee”) equal to 0.20% of the aggregate Commitments of the Lenders under the Credit Agreement, which Amendment Fee shall be due and payable on the First Amendment Effective Date; and

(d)  the Administrative Agent shall have received from the Borrower (or the Administrative Agent shall be satisfied with arrangements made for the payment thereof) all other costs, fees, and expenses owed by the Borrower to the Administrative Agent, including, without limitation, reasonable attorneys’ fees and expenses, to the extent required to be paid by the Credit Agreement on the First Amendment Effective Date (and, in the case of costs and expenses, to the extent invoiced at least two (2) Business Days prior to the First Amendment Effective Date).

SECTION 4.  Miscellaneous.

(a)  Representations and Warranties.  To induce the Administrative Agent and Lenders to enter into this Amendment, each Loan Party hereby restates and renews each and every representation and warranty heretofore made by it in the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) to which it is a party as fully as if made on the date hereof and with specific reference to this Amendment and any other Loan Documents executed or delivered in connection herewith (except with respect to representations and warranties made as of an expressed date, in which case such representations and warranties shall be true and correct as of such date).

(b)  Loan Document.  The parties hereto hereby acknowledge and agree that this Amendment is a Loan Document.

(c)  Effect of Amendment.  Except as set forth expressly hereinabove, all terms of the Existing Credit Agreement and the other Loan Documents (as defined in the Existing Credit Agreement) shall be and remain in full force and effect, and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower.

(d)  No Novation or Mutual Departure.  The Borrower expressly acknowledges and agrees that (i) there has not been, and this Amendment does not constitute or establish, a novation with respect to the Existing Credit Agreement or any of the other Loan Documents (as defined in the Existing Credit Agreement), or a mutual departure from the strict terms, provisions, and conditions thereof, other than with respect to the amendments set forth in Section 2 above, and (ii) nothing in this Amendment shall affect or limit the Administrative Agent’s or any Lender’s right to demand payment of liabilities owing from the Borrower to the Administrative Agent or such Lender under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents (as amended hereby), as applicable, to exercise

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any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents (as amended hereby) or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence of an Event of Default under the Credit Agreement or the other Loan Documents (as amended hereby); provided, that this clause (ii) is included herein solely for the avoidance of doubt, and this clause (ii) shall not serve to imply, (x) that any Event of Default has occurred or (y) that the Administrative Agent or any Lender has any immediate right to demand payment of liabilities as a result of any Event of Default.

(e)  Ratification.  The Loan Parties hereby restate, ratify, and reaffirm each and every term, covenant, and condition set forth in the Credit Agreement and the other Loan Documents, in each case, as amended hereby, to which they are a party effective as of the date hereof, it being understood that such restatement, ratification and reaffirmation of any representation or warranty set forth in the Credit Agreement shall be subject to Section 4(a) hereof.

(f)  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

(g)  Fax or Other Transmission.  Delivery by one or more parties hereto of an executed counterpart of this Amendment via facsimile, telecopy, emailed pdf or other electronic method of transmission pursuant to which the signature of such party can be seen shall have the same force and effect as the delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by facsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability, or binding effect of this Amendment.

(h)  Recitals Incorporated Herein.  The preamble and the recitals to this Amendment are hereby incorporated herein by this reference.

(i)  Section References.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

(j)  Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.

(k)  Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(l)  Reaffirmation of Loan Parties.  Each Loan Party (i) consents to the execution and delivery of this Amendment, (ii) reaffirms all of its obligations and covenants under the Loan Documents (including, without limitation, the Collateral Documents and the Loan Guaranty) to which it is a party, and (iii) agrees that none of its respective obligations and covenants shall be reduced or limited by the execution and delivery of this Amendment.

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[SIGNATURES ON FOLLOWING PAGES.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

BORROWER:

ORBCOMM INC.

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

Signature Page to First Amendment

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GUARANTORS:

ORBCOMM LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

ORBCOMM License Corp.

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

ORBCOMM International Holdings LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

ORBCOMM International Holdings 1 LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

ORBCOMM International Holdings 2 LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

NAI-1513377349

Signature Page to First Amendment

ORBCOMM International Holdings 3 LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

ORBCOMM Africa LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

ORBCOMM AIS LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

ORBCOMM Central America Holdings LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

ORBCOMM China LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

NAI-1513377349

Signature Page to First Amendment

ORBCOMM CIS LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

ORBCOMM India LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

ORBCOMM Networks, LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

ORBCOMM SENS, LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

ORBCOMM South Africa Gateway Company LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

NAI-1513377349

Signature Page to First Amendment

Ameriscan, Inc.

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

GlobalTrak, LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

InSync Software, Inc.

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

MobileNet, LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

SKGTIC Holdings, LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

NAI-1513377349

Signature Page to First Amendment

StarTrak Information Technologies, LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

StarTrak Logistics Management Solutions, LLC

By: its sole member STARTRAK INFORMATION TECHNOLOGIES, LLC, by its sole member ORBCOMM INC.

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

WAM Solutions, LLC

By: ORBCOMM INC., its sole member

By:	/s/ Constantine Milcos
Name:	Constantine Milcos
Title:	EVP/CFO

NAI-1513377349

Signature Page to First Amendment

JPMORGAN CHASE BANK, N.A., individually as a Lender, and as Administrative Agent, Swingline Lender, and Issuing Bank

By:	/s/ Nisha Gupta
Name:	Nisha Gupta
Title:	Authorized Officer

NAI-1513377349

Signature Page to First Amendment